UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): October 27, 2015

KEY LINK ASSETS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-190836	27-3439423
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

216 South Jefferson, Suite LL1

Chicago, IL  60661

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (312) 965-9637

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

KEY LINK ASSETS CORP.

October 29, 2015

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Tysen Kamin as Director and Officer

Effective October 27, 2015, Tysen Kamin resigned as Vice President, Chief Operating Officer, Director and any and all other positions of the Company.

Shawn P. Clark, currently a Director and President and Chief Executive Officer of the Company, will continue to serve the Company in those capacities and will assume the functions of Principal Accounting Officer and Principal Financial Officer of the Company as a result of the resignation of Mr. Kamin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 29, 2015	KEY LINK ASSETS CORP.

By:/s/ Shawn P. Clark
Shawn P. Clark
President and Chief Executive Officer

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